UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 11, 2010

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Vanderbilt Avenue, Suite 403
New York, New York  10017
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of CertainOfficers; Compensatory Arrangements of Certain Officers.

New York Mortgage Trust, Inc. (the “Company” or the “Registrant”) held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, May 11, 2010.  At the Annual Meeting, the stockholders of the Company approved, among other things, the Company’s 2010 Stock Incentive Plan (the “2010 Plan”). The terms of the 2010 Plan are substantially the same as the Company’s 2005 Stock Incentive Plan (the “2005 Plan”).  Effective upon stockholder approval of the 2010 Plan at the Annual Meeting, the 2005 Plan was terminated.  However, any outstanding awards under the 2005 Plan will continue in accordance with the terms of the 2005 Plan and any award agreement executed in connection with such outstanding awards.

A description of the material terms and conditions of the 2010 Plan appears on pages 10-13 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 29, 2010 (the “Proxy Statement”). The description, a copy of which is filed as Exhibit 10.1 hereto, is incorporated herein by reference. The description of the 2010 Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

2010 Annual Meeting of Stockholders

The Company held its Annual Meeting in San Francisco, California on Tuesday, May 11, 2010.  The proposals considered and approved by stockholders at the Annual Meeting were the following:

•	the election of five directors to the board of directors;
•	the ratification of the appointment of the independent registered public accounting firm; and
•	the approval of the 2010 Plan.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2011 Annual Meeting of Stockholders or until his successor is duly elected and qualified.  Set forth below are the results of the vote for the election of directors:

Name	Votes For	Votes Withheld
James J. Fowler	6,341,216	31,037
Alan L. Hainey	6,342,953	29,300
Steven R. Mumma	6,091,196	281,057
Steven G. Norcutt	6,091,679	280,574
Daniel K. Osborne	6,349,189	23,064

In addition, there were 2,869,430 broker non-votes associated with the election of the directors.

Appointment of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2010 was also presented at the Annual Meeting.  Set forth below are the results of the vote for the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor:

Votes For	Votes Against	Abstentions
9,121,283	33,345	87,055

Approval of 2010 Plan

On March 15, 2010, the board of directors adopted the 2010 Plan to replace the Company’s 2005 Plan.  A detailed description of the proposal to approve the 2010 Plan is filed as Exhibit 10.1 hereto and incorporated by reference herein.  Set forth below are the results of the vote for the approval of the 2010 Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
5,505,331	856,335	10,587	2,869,430

Item 9.01.                  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being filed herewith this Current Report on Form 8-K.

10.1	Description of the 2010 Stock Incentive Plan.
10.2	New York Mortgage Trust, Inc. 2010 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: May 17, 2010	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer, President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Description of the 2010 Stock Incentive Plan.
10.2	New York Mortgage Trust, Inc. 2010 Stock Incentive Plan.

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